UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2021
For the fiscal year ended March 31, 2021

Matisse Discounted Closed-End Fund
Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Closed-End Fund Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Closed-End Fund Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Closed-End Fund Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Closed-End Fund Strategy:

See Our Web sites @ matissefunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDCEX Shareholder:
Enclosed please find the Annual Report for the Matisse Discounted Closed-End Fund Strategy (MDCEX; hereafter the “Fund”) for the period ending March 31st, 2021. The Fund formally launched on October 31st, 2012.
What a difference a year makes! As we wrote this annual letter one year ago, the global financial markets had just fallen sharply, and discounts on closed-end funds had widened dramatically, as investors panicking about COVID-19 sold just about everything. At the widest point (March 18th, 2020), discounts in the Fund’s underlying portfolio averaged 31%, and the average closed-end fund was trading at a 21% discount. Oil prices were in the tank. The Fund’s performance---both on an absolute and relative basis---was lagging its benchmarks.
Fast forward to today:
•	Major stock markets have jumped 80+% from those March 2020 lows, with small caps, energy, and tech stocks leading the way.
•	Oil prices are near multi-year highs, over $60 a barrel, and many other commodities are at or near new records.
•	The US economy is likely in its fourth straight quarter of strong recovery, with first quarter GDP clocking in at over 6%, and the unemployment rate back down to 6% (a level it took until late 2014 to move below coming out of the 2008/2009 recession) even with many retail establishments still at least partially closed due to COVID-19 restrictions.
•	Democrats are now in control of both the executive and legislative branches, and the rate of government spending---already high coming into 2021---looks set to gap even higher, with tax cuts for the middle class, stimulus checks, and trillions in infrastructure spending.
•	Though the Fund’s portfolio remains very attractively discounted---at 17.5% as of quarter end---the average closed-end fund is now slightly less discounted than its long-run average discount.
In brief, we believe the reopening trade is alive and well, as pent-up demand from the American consumer---juiced by government largesse and perpetually low interest rates---is driving up profits, prices, and asset values simultaneously.
As you can see from the nearby table, the Fund performed very well over the past 12 months, both absolutely and in relative terms. Digging into this further, we find that we benefitted from the reversal of nearly all the factors that negatively impacted us from 3/31/19-3/31/20.
Specifically, from 3/31/20-3/31/21:
1.
Most closed-end fund discounts narrowed and NAVs increased. For the 12-month period, the average closed-end fund saw its discount narrow by 4.7%. Our trading and fund selection (which has led our discount-movement-attributed performance to exceed the closed-end fund universe’s in 80% of rolling quarters since we launched the Fund) was a strong positive factor, as discount movement/capture within the Fund contributed 822 bps to our total return.

2.
Offsetting the benefit from closed-end fund discounts and trading, our exposures to Foreign and Value were a negative, as the Russell 1000 Value lost to the Russell 1000 Growth by about 7 percentage points, and the MSCI EAFE index lost to the S&P 500 by about 12 percentage points for the period 3/31/20-3/31/21. Ballpark, our overweight to these areas cost us approximately 2 percentage points of relative performance. It is worth noting that, for the second half of the period (9/30/20-3/31/21), Value beat Growth and the MSCI EAFE beat the S&P 500, as the reopening trade took firmer hold.

3.
Our exposure to the Energy sector, unlike 3/31/19-3/31/20, was a major positive factor. A strong rebound in oil prices helped lead to a 78% gain for large-cap energy names, and a 99% gain for MLPs from 3/31/20-3/31/21. Discounts on our MLP CEFs narrowed considerably (though they remain extremely attractive at over a 20% discount), adding to the performance contribution. Our energy and commodity holdings as a group contributed about 10 percentage points to our return for the 12 months.

Average Annual Total Returns
Period ended March 31, 2021	One Year	Five Year Annualized	Annualized Since Inception 10/31/2012
MDCEX	+64.68%	+9.73%	+7.17%
S&P 500 Index	+56.35%	+16.28%	+15.40%
S-Network Composite Closed-End Fund Total Return Index	+43.58%	+9.81%	+7.36%
S&P Target Risk Moderate Index	+21.79%	+7.50%	+6.53%
MSCI EAFE Total Return Index	+44.57%	+8.85%	+7.33%
Barclays US Aggregate Bond Total Return Index	+0.71%	+3.10%	+2.72%

The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by calling 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus is 3.48% dated August 1, 2020. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any 12b-1 fees; (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) acquired fund fees and expenses; (v) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (vi) borrowing costs (such as interest and dividend expense on securities sold short); (vii) taxes; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund. The Expense Limitation Agreement runs through July 31, 2021 and may be terminated by the Board of Trustees of the Fund at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the fund any amounts paid to the Advisor under the expense limitation agreement. However, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.

Management Outlook
Right now, we continue to maintain a highly diversified portfolio with 77 holdings as of quarter-end. We began tactically increasing the Fund’s energy exposure during the second half of 2020, which now stands at 15% of the overall portfolio. Healthcare, financial services, and consumer cyclical are our next largest equity sectors, each at 9% to 10% of our portfolio. Overall, our equity exposure is right at 80%, with about one-third of that foreign.
Although the underlying portfolio of the Fund is full of closed-end funds whose discounts are still large (both in absolute terms and compared to their long-term average discount levels), we are slowly building some cash in the Fund given that discount opportunities are neither as large (nor as common) as they were throughout much of 2020. As we move forward with this process, we expect to eventually hold somewhat fewer names (perhaps 50-60 instead of 70-80), and we expect to potentially realize some long-term gains on holdings whose discounts have narrowed substantially.
To provide more color – going forward we intend to focus on reducing downside volatility by building some cash (and possibly hedging the Fund’s portfolio in various ways), so that we are prepared with more cash to potentially take advantage of any compelling discount opportunities that may arise. We believe this more conservative and cautious approach is appropriate given that most of our shareholders place MDCEX into a tactical, opportunistic bucket. After such a significant performance run-up over the last 12 months, we are now willing to give up some upside return at the expense of having more cash or for the cost of hedging. We believe that this adjusted approach may help reduce stress for our shareholders, and potentially help them avoid making any poor decisions around investment timing.
Historically speaking, discount tops in the closed-end fund market have typically manifested as long periods of meandering, narrower-than-average discounts followed by a sharp discount blowout which has tended to coincide with downside volatility across several other risk markets. Discount bottoms, on the other hand, have tended to be sharp and short-lived, and have typically been marked by major socio-economic events (the tech wreck of the early 2000s, the mortgage crisis of 2008, and the more recent COVID-19 crisis). Our primary takeaway is that holding much more than 20% cash within the Fund is not usually a wise decision. We have explored other ways to hedge the Fund as well, and may implement some of them, at low levels, at various points going forward (if or when we feel discounts are very unattractive).
But note this is not the situation we find ourselves in today. While the average discount in the entire CEF universe is 3.8% as of quarter-end (compared to a trailing 10-year average discount of 5.4%), we do not believe we are near a discount top. As a point of emphasis, the average closed-end fund discount in the entire universe has been narrower than 3.8% approximately one-third of the time. So, we believe there is still room for discounts to run barring any significant market changes. Consider that the average discount to NAV in the underlying portfolio of the Fund is 17.5% as of quarter-end.

We have previously noted and continue to believe that one important advantage for closed-end funds, in general (as we consider the overall outlook for the Fund) is today’s low interest rates. Back in 2008, the 10-year US treasury yield never fell below 2.00%. As of quarter-end, the 10-year US treasury yield was 1.74%. More importantly, the Fed has committed itself to zero rates for the foreseeable future, even stating explicitly that they will allow inflation to run above two percent “for a time” (should that ever come to pass). In our view, the structural advantages of closed-end funds (easy and cheap borrowing paired with high and largely sustainable cash distributions) will eventually be found by an increasing number of investors who ignore closed-end funds now. Investors desire yield, and closed-end funds may eventually become a mainstream and common option to satisfy investor’s income needs. If this trend is realized, then discounts could ultimately narrow for secular reasons for years to come. In our opinion, it makes closed-end fund investing that much more exciting.
Despite COVID-19, the US stock market had a great year in 2020 and has continued to move higher in 2021 (as it anticipates the reopening of the economy). The forward PE of the S&P 500 now stands at 24, well above its average of 18 over the past 30 years (and the trailing PE is an astonishing 33). The open question is whether the strong economic growth that could occur in the second half of 2021 (due to the anticipated reopening of the economy, along with record-low interest rates that could persist for many years) is sufficient to support stock prices at current levels or potentially drive them higher.
Our largest position continues to be Pershing Square Holdings, an 8.7% position for the Fund at quarter-end. This closed-end fund’s shares trade overseas (London and Amsterdam), but it is managed by US hedge fund manager Bill Ackman and contains mostly high-quality US stocks. Despite excellent underlying performance (a 110% at-NAV return over the past two years, helped by some timely March 2020 hedging), fund and manager share purchases, and a regular quarterly dividend, the fund still traded at a very high 27% discount to NAV at quarter-end. We expect this discount will not persist for long.
There are other, similar deals across the Fund’s underlying portfolio, including one trading at less than half of its NAV.

A New Fund in the Matisse Funds Family
Effective April 30th, 2020, Matisse launched our second mutual fund, the Matisse Discounted Bond CEF Strategy (MDFIX). Within it, we apply our discount-focused strategy to Bond CEFs specifically. See the new Fund’s prospectus for more information. We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://matissefunds.com/ for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Closed-End Fund Strategy and our investment approach.
Sincerely,

Eric Boughton, CFA Portfolio Manager Matisse Funds	Bryn Torkelson Founder & CIO Matisse Funds

(RCMAT0321008)

Matisse Discounted Closed-End Fund Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from October 31, 2012 (Date of Initial Public Investment) through March 31, 2021

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at October 31, 2012 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Matisse Discounted Closed-End Fund Strategy versus the Fund's benchmark index, the S&P 500 Index. Other indices shown are the S-Network Composite Closed-End Fund Total Return Index, the Barclays U.S. Aggregate Total Return Bond Index, the S&P Target Risk Moderate Index, and the MSCI EAFE Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns

	For the Fiscal Year Ended	One	Five	Since
	March 31, 2021	Year	Years	Inception*
	Institutional Class Shares	64.68%	9.73%	7.17%
	S&P 500 Index	56.35%	16.28%	15.40%
	S-Network Composite Closed-End Fund Total
	Return Index	43.58%	9.81%	7.36%
	S&P Target Risk Moderate Index	21.79%	7.50%	6.53%
	MSCI EAFE Total Return Index	44.57%	8.85%	7.33%
	Barclays U.S. Aggregate Total Return Bond Index	0.71%	3.10%	2.72%

*	The Inception Date of the Fund is October 31, 2012.

			(Continued)

Matisse Discounted Closed-End Fund Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from October 31, 2012 (Date of Initial Public Investment) through March 31, 2021

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through July 31, 2021.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the expenses would be 3.48% per the Fund’s most recent prospectus dated August 1, 2020.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2021
		Shares	Value (Note 1)

CLOSED-END FUNDS - 101.00%
	Aberdeen Asia-Pacific Income Fund, Inc.	725,213	$2,966,121
	Aberdeen Emerging Markets Equity Income Fund, Inc.	117,348	1,015,060
	Aberdeen Japan Equity Fund, Inc.	270,018	2,435,562
	Aberdeen Standard Global Infrastructure Income Fund	61,670	1,233,400
(a)	Adams Diversified Equity Fund, Inc.	653,582	11,934,407
	Apollo Senior Floating Rate Fund, Inc.	74,404	1,105,643
	ASA Gold and Precious Metals Ltd.	341,298	6,808,929
	Blackrock Health Sciences Trust II	125,000	3,287,500
	BlackRock Science & Technology Trust II	98,000	3,497,620
(a)	Boulder Growth & Income Fund, Inc.	400,525	5,038,605
	Calamos Long/Short Equity & Dynamic Income Trust	446,000	8,969,060
	CBRE Clarion Global Real Estate Income Fund	581,001	4,537,618
	Center Coast Brookfield MLP & Energy Infrastructure Fund	147,000	1,609,650
(a)	Central and Eastern Europe Fund, Inc.	49,985	1,203,639
	Central Securities Corp.	292,000	11,069,720
(a)	ClearBridge Energy Midstream Opportunity Fund, Inc.	295,271	5,515,662
	Clough Global Equity Fund	396,000	6,015,240
	Clough Global Opportunities Fund	53,146	651,039
	Dividend and Income Fund	370,000	4,754,500
*	Duff & Phelps Select MLP and Midstream Energy Fund, Inc.	13,022	95,712
	Eagle Capital Growth Fund, Inc.	86,401	721,448
	First Eagle Senior Loan Fund	222,000	3,183,480
	First Trust Dynamic Europe Equity Income Fund	73,522	933,729
	First Trust Energy Infrastructure Fund	30,000	371,400
	General American Investors Co., Inc.	152,128	6,060,780
(a)	Goldman Sachs MLP Energy and Renaissance Fund	147,902	1,431,691
	Highland Global Allocation Fund	681,000	5,250,510
	Highland Income Fund	1,377,000	15,270,930
(a)	Japan Smaller Capitalization Fund, Inc.	392,925	3,654,203
	Kayne Anderson Energy Infrastructure Fund	343,603	2,463,634
	Kayne Anderson NextGen Energy & Infrastructure, Inc.	1,227,602	8,175,829
	Macquarie Global Infrastructure Total Return Fund, Inc.	136,000	2,972,960
	Miller/Howard High Dividend Fund	560,000	5,376,000
(a)	Morgan Stanley China A Share Fund, Inc.	551,000	12,425,050
(a)	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	1,493,000	8,987,860
(a)	Morgan Stanley India Investment Fund, Inc.	275,901	6,431,915
	Neuberger Berman MLP & Energy Income Fund, Inc.	1,223,585	5,139,057
	NexPoint Strategic Opportunities Fund	751,600	8,560,724
	Nuveen Diversified Dividend and Income Fund	93,813	889,347
	Pershing Square Holdings Ltd.	790,000	28,297,800
	PIMCO Energy & Tactical Credit Opportunities Fund	564,558	5,843,175
	Principal Real Estate Income Fund	148,877	2,010,584
	RiverNorth Specialty Finance Corp.	85,746	1,534,845
	RMR Mortgage Trust	297,923	3,575,076
	Royce Micro-Cap Trust, Inc.	413,000	4,666,900
	Royce Value Trust, Inc.	114,207	2,068,289
			(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2020
			Shares	Value (Note 1)

CLOSED-END FUNDS - Continued
	(a)	Salient Midstream & MLP Fund	531,000	$2,708,100
		Tekla Healthcare Investors	169,541	4,138,496
		Tekla Life Sciences Investors	319,311	6,293,620
		Templeton Emerging Markets Income Fund	140,531	1,035,714
		Tetragon Financial Group Ltd.	1,027,007	9,982,508
	(a)	The China Fund, Inc.	119,170	3,488,106
		The Cushing MLP & Infrastructure Total Return Fund	66,000	1,643,400
		The Cushing NextGen Infrastructure Income Fund	11,226	453,306
		The Gabelli Dividend & Income Trust	165,002	3,953,448
		The Gabelli Global Small and Mid Cap Value Trust	222,047	3,239,666
		The Gabelli Healthcare & WellnessRx Trust	206,220	2,569,501
		The GDL Fund	205,769	1,837,517
		The Herzfeld Caribbean Basin Fund, Inc.	105,933	622,886
		The India Fund, Inc.	24,081	516,537
	(a)	The New Ireland Fund, Inc.	149,000	1,680,720
		The Swiss Helvetia Fund, Inc.	303,803	2,670,428
	(a)	The Taiwan Fund, Inc.	93,000	2,627,250
	*	Third Point Investors Ltd.	770,000	17,941,000
	*	Tortoise Energy Independence Fund, Inc.	55,000	951,500
	(a)	Tortoise Energy Infrastructure Corp.	284,517	6,953,595
		Tortoise Essential Assets Income Term Fund	331,170	4,748,978
	(a)	Tortoise Midstream Energy Fund, Inc.	189,000	4,859,190
		Tortoise Pipeline & Energy Fund, Inc.	11,721	240,046
		Tortoise Power and Energy Infrastructure Fund, Inc.	2,035	24,603
		Vertical Capital Income Fund	311,000	3,203,300
		Virtus AllianzGI Convertible & Income Fund II	170,010	846,650
	(a)	Voya Global Advantage and Premium Opportunity Fund	464,610	4,446,318
		Voya Global Equity Dividend and Premium Opportunity Fund	783,000	4,463,100

		Total Closed-End Funds (Cost $235,468,875)		328,181,386

EXCHANGE-TRADED PRODUCTS - 1.28%
	Energy - 1.28%
		Alerian MLP ETF	100,000	$3,050,000
		Global X MLP & Energy Infrastructure ETF	35,000	1,106,000

	Total Exchange-Traded Products (Cost $3,928,414)			4,156,000

PREFERRED STOCK - 1.72%
	Financials - 1.72%
		NexPoint Strategic Opportunities Fund	262,656	5,576,187

	Total Preferred Stock (Cost $5,556,697)			5,576,187

SHORT-TERM INVESTMENT - 0.23%
§	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01%		751,805	751,805

	Total Short-Term Investment (Cost $751,805)			751,805

				(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2020
				Value (Note 1)

Investments, at Value (Cost $245,705,791) - 104.23%				$338,665,378

Liabilities in Excess of Other Assets - (4.23)%				(13,744,379)

Net Assets - 100.00%				$324,920,999

(a)	Securities pledged as collateral for margin/borrowings.
*	Non-income producing investment
§	Represents 7 day effective SEC yield
The following acronyms or abbreviations are used in this Schedule:
	MLP - Master Limited Partnership
	ETF - Exchange-Traded Fund

	Summary of Investments
		% of Net
		Assets	Value
	Closed-End Funds	101.00%	$328,181,386
	Exchange-Traded Products:
	Energy	1.28%	4,156,000
	Preferred Stock:
	Financials	1.72%	5,576,187
	Short-Term Investment	0.23%	751,805
	LIabilities in Excess of Other Assets	-4.23%	(13,744,379)
	Total Net Assets	100.00%	$324,920,999

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Assets and Liabilities

As of March 31, 2021

Assets:
Investments, at value (cost $245,705,791)	$338,665,378
Receivables:
Investments sold	2,137,391
Fund shares sold	83,220
Dividends and interest	365,277
Prepaid Expenses:
Registration and filing expenses	21,851
Fund accounting fees	2,392
Trustee fees and meeting expenses	959

Total assets	341,276,468

Liabilities:
Due to broker	15,744,824
Payables:
Fund shares repurchased	262,039
Accrued expenses:
Advisory fees	287,255
Professional fees	33,019
Shareholder fulfillment expenses	11,077
Interest expense	7,371
Custody fees	6,525
Administration fees	1,276
Miscellaneous expenses	911
Security pricing fees	599
Insurance fees	518
Compliance fees	55

Total liabilities	16,355,469

Net Assets	$324,920,999

Net Assets Consist of:
Paid in Interest	$239,568,306
Distributable earnings	85,352,693

Net Assets	$324,920,999

Institutional Class shares outstanding, no par value (unlimited authorized shares)	35,742,092
Net Assets	$324,920,999
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$9.09

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Operations

For the fiscal year ended March 31, 2021

Investment Income:
Dividends	$8,404,060

Total Investment Income	8,404,060

Expenses:
Advisory fees (note 2)	2,556,521
Administration fees (note 2)	241,496
Professional fees	78,455
Interest expenses (note 8)	61,720
Custody fees (note 2)	60,254
Fund accounting fees (note 2)	52,750
Registration and filing expenses	39,722
Shareholder fulfillment expenses	24,960
Transfer agent fees (note 2)	20,999
Trustee fees and meeting expenses (note 3)	14,912
Compliance fees (note 2)	12,011
Security pricing fees	9,350
Insurance fees	5,243
Miscellaneous expenses (note 2)	4,668

Total Expenses	3,183,061

Advisor fees waived (note 2)	(9)

Net Expenses	3,183,052

Net Investment Income	5,221,008

Realized and Unrealized Gain on Investments:

Net realized gain from:
Investments	16,837,682
Capital gain distributions from underlying funds	3,975,077
Total net realized gain	20,812,759

Net change in unrealized appreciation on investments	98,792,615

Net Realized and Unrealized Gain on Investments	119,605,374

Net Increase in Net Assets Resulting from Operations	$124,826,382

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statements of Changes in Net Assets

For the fiscal years ended March 31,			2021	2020

Operations:
Net investment income			$5,221,008	$1,434,275
Net realized gain (loss) from investment transactions			16,837,682	(206,926)
Capital gain distributions from underlying funds			3,975,077	234,857
Net change in unrealized appreciation (depreciation) on investments			98,792,615	(6,749,546)

Net Increase (Decrease) in Net Assets Resulting from Operations			124,826,382	(5,287,340)

Distributions to Shareholders:
Institutional Class Shares			(29,796,628)	(7,325,465)

Decrease in Net Assets Resulting from Distributions			(29,796,628)	(7,325,465)

Beneficial Interest Transactions:
Shares sold			51,612,347	148,694,852
Reinvested dividends and distributions			28,368,892	7,085,028
Shares repurchased			(25,496,026)	(16,995,487)

Increase from Beneficial Interest Transactions			54,485,213	138,784,393

Net Increase in Net Assets			149,514,967	126,171,588

Net Assets:
Beginning of Year			175,406,032	49,234,444
End of Year			$324,920,999	$175,406,032

	March 31,		March 31,
	2021		2020

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	7,037,331	$51,612,347	24,497,198	$148,694,852
Reinvested dividends and distributions	3,504,888	28,368,892	933,567	7,085,028
Shares repurchased	(3,296,988)	(25,496,026)	(1,814,014)	(16,995,487)
Net Increase in Shares of
Beneficial Interest	7,245,231	$54,485,213	23,616,751	$138,784,393

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights

For a share outstanding during each	Institutional Class Shares
of the fiscal years ended March 31,	2021		2020		2019		2018	2017

Net Asset Value, Beginning of Year	$ 6.16		$ 10.09		$ 11.10		$ 10.36	$ 8.88

Income (Loss) from Investment Operations
Net investment income (e)	0.16		0.28		0.20		0.13	0.29
Net realized and unrealized gain (loss)
on investments	3.67		(3.19)		0.31		0.99	1.48

Total from Investment Operations	3.83		(2.91)		0.51		1.12	1.77

Less Distributions:
Dividends (from net investment income)	(0.67)		(0.39)		(0.38)		(0.20)	(0.29)
Distributions (from capital gains)	(0.23)		(0.63)		(1.14)		(0.18)	-

Total Distributions	(0.90)		(1.02)		(1.52)		(0.38)	(0.29)

Net Asset Value, End of Year	$ 9.09		$ 6.16		$ 10.09		$ 11.10	$ 10.36

Total Return (a)	64.68%		(32.01)%		6.53%		10.89%	20.27%

Net Assets, End of Year (in thousands)	$324,921		$175,406		$ 49,234		$94,049	$104,448

Ratios of:
Interest Expense to Average Net Assets	0.02%		0.13%		0.14%		-	0.00%	(d)
Gross Expenses to Average Net Assets (b)	1.23%	(c)	1.66%	(c)	1.55%	(c)	1.33%	1.50%	(c)
Net Expenses to Average Net Assets (b)	1.23%	(c)	1.37%	(c)	1.38%	(c)	1.25%	1.25%	(c)
Net Investment Income to Average
Net Assets (b)	2.02%		3.04%		2.02%		1.19%	2.98%

Portfolio turnover rate	42.63%		101.38%		55.00%		71.82%	99.61%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States, and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns from shareholder transactions.

(b)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c) Includes interest expense.
(d) Less than 0.01% per share.
(e)	Calculated using the average shares method.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2021

1.  Organization and Significant Accounting Policies

The Matisse Discounted Closed-End Fund Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Deschutes Portfolio Strategies, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds that pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values.  The Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings, for investment purposes, in discounted closed-end funds.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares.  There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2021 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$328,181,386	$328,181,386	$-	$-
Exchange-Traded Products	4,156,000	4,156,000	-	-
Preferred Stock	5,576,187	5,576,187	-	-
Short-Term Investment	751,805	751,805	-	-
Total Assets	$338,665,378	$338,665,378	$-	$-

(a)	The Fund had no Level 3 securities as of the fiscal year ended March 31, 2021.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

Risk Considerations
Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value. When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closedend funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices. Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2021

Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2021

2.  Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.99% of the Fund’s average daily net assets.  For the fiscal year ended March 31, 2021, $2,556,521 in advisory fees were incurred, $9 of which were waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2021.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of March 31, 2021, the Administrator received $4,668 in miscellaneous expenses.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2021

A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate	(Average monthly)	Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $241,496 in administration fees, $60,254 in custody fees, and $52,750 in fund accounting fees for the fiscal year ended March 31, 2021.

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  The Trust reimbursed each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees. Certain officers of the Trust may also be officers of the Administrator.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2021

4.  Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$172,199,268	$110,447,927

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns during the open years ended March 31, 2018 through March 31, 2021 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Distributions during the year or period ended were characterized for tax purposes as follows:

	March 31, 2021	March 31, 2020
Ordinary Income	$ 29,772,933	$ 4,669,512
Tax-Exempt Income	23,695	10,812
Long-Term Capital Gain	-	2,645,141
Total Distribution	$ 29,796,628	$ 7,325,465

At March 31, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$270,198,417

Unrealized Appreciation	69,344,891
Unrealized Depreciation	(877,930)
Net Unrealized Appreciation	$68,466,961

Ordinary Income Spillback	14,069,491
Long-Term Capital Gain Spillback	2,816,241
Distributable Earnings	$85,352,693

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2021

6.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2021, Pershing LLC held 75.45% of the Fund.  The Fund has no knowledge as to whether all or any portion of the shares of record owned by Pershing LLC are also owned beneficially.

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Borrowings

The Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.50% on the first $100,000, the Federal Funds rate plus 1.00% on the next $900,000, the Federal Funds rate plus 0.50% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.30% on balances greater than $3,000,000. The average borrowing during the fiscal year ended March 31, 2021 was $3,089,125, and the average interest rate during the same period was 1.07%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had $15,744,824 in borrowings as of the fiscal year ended March 31, 2021.  Total interest expense for the fiscal year was $61,720 as reflected in the Statement of Operations.

9.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Matisse Discounted Closed-End Fund Strategy

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Matisse Discounted Closed-End Fund Strategy, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
May 26, 2021

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended March 31, 2021.

During the fiscal year, the Fund paid $29,796,628 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2020.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2021

Institutional Class Shares	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,319.90	$7.11
	$1,000.00	$1,018.80	$6.19
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 1.23%, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.    Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $3,533 during the fiscal year ended March 31, 2021 from the Fund for their services to the Fund and Trust.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor.	12
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Hillman Capital Management Investment Trust for all its series from 2009 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present, Leeward Investment Trust for all its series from 2018 to present, and WST Investment Trust for all its series from 2013 to present, (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	12
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, Leeward Investment Trust for all its series from 2011 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	12	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	12	None.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

Matisse Discounted Closed-End Fund Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863	Telephone: 503-210-3001

World Wide Web @: ncfunds.com	World Wide Web @: matissefunds.com

Annual Report 2021
For the initial period from April 30, 2020 (Date of Initial
Public Investment) through March 31, 2021

Matisse Discounted Bond
CEF Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Bond CEF Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Bond CEF Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Bond CEF Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Bond CEF Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Bond CEF Strategy:

See Our Web sites @ matissefunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDFIX Shareholder:
Enclosed please find the inaugural Annual Report for the Matisse Discounted Bond CEF Strategy (MDFIX; hereafter the “Fund”) for the period ending March 31st, 2021. The Fund formally launched on April 30th, 2020, and we welcome your investment with us in this exciting new strategy.
MDFIX falls into Morningstar’s Multisector Bond category. By definition, multisector bond portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.
Compared to other mutual funds in the Multisector Bond category, we believe MDFIX is unique for three key reasons:
1.
To our knowledge, MDFIX is one of the only products in the market that strictly invests in fixed income closed-end funds. Its investment universe includes closed-end funds that specialize in high yield, municipal bond, foreign bond, bank loan, investment grade and preferred securities.

2.	Because we purchase deeply discounted closed-end funds, we believe MDFIX should typically generate higher cash distributions than other fixed income and multisector bond funds.
3.
Possibly the most important difference is that MDFIX has a true, identifiable source of potential capital gains that aren’t available outside of the closed-end fund market. Our studies show that individual closed-end fund discounts hover around a mean. When they are significantly lower or higher than normal, our research shows that they typically revert to their mean discount within 12-24 months. MDFIX invests in fixed income closed-end funds that trade well below their average discounts, so that when any mean reversion occurs, we can potentially capture capital gains for our shareholders and generate extra return — in addition to the income we pay out.

This return source is unique to the closed-end fund market. Virtually all the larger fixed income funds do not access this return source because they choose not to invest in closed-end funds. Larger fund managers typically avoid closed-end funds because (1) closed-end funds aren’t included in their funds’ strategies and (2) even if closed-end funds were included, most funds’ assets are too large to participate in our niche market. For example, look at American Funds’ $71.4B Bond Fund of America (ABNDX), Vanguard’s $70.3B Total Bond Market Index Fund (VBTIX), and DoubleLine’s $50.9B Total Return Bond Fund (DBLTX). We believe it would be mathematically impossible for these funds to trade enough capital into and out of the $259B total market cap in closed-end funds to even influence their funds’ returns at that asset size.
On the other hand, our team believes we can comfortably manage up to $1B in closed-end funds before we consider closing our Fund(s) to new investors.

MDFIX – The Potential Advantage of a Fund of Funds
MDFIX is considered a “fund of funds,” which means it does not invest directly into individual stocks and bonds. Instead, our team invests the Fund’s assets into discounted closed-ends managed by firms like Nuveen, BlackRock, PIMCO, Legg Mason, Franklin Templeton and JP Morgan, to name a few. We believe this approach gives us an advantage and allows us to cheaply invest into some of the best fixed income fund managers in the world.
From a diversification viewpoint, there is a closed-end fund for virtually every investment style or box in the fixed income market. We can access fixed income closed-end funds specializing in high yield, municipal bond, foreign bond, bank loan, investment grade and preferred securities. We could never be a specialist in all of these things, but our approach allows us to buy professionally managed closed-end funds in these areas, usually at what we believe are tremendous bargains. The result for our shareholders is a highly diversified underlying bond portfolio that we actively manage, making trading decisions as closed-end fund discounts move organically.
MDFIX Strategy Overview:
•	We own and trade a diversified portfolio of highly discounted bond closed-end funds. Since each closed-end fund owns hundreds or thousands of bonds, we are highly diversified across issuers, regions, and bond types.
•	We maintain meaningful exposure to each of the three major sectors of the marketplace: Taxable US Bonds, Foreign Bonds, and Municipal Bonds.
•	Most of the closed-end funds we purchase pay the Fund regular (monthly or quarterly) cash distributions, and we pass those on to shareholders (through the first 11 months, the Fund has paid out 5.55% in distributions).
•	We strive to maintain a portfolio which, on a lookthrough basis, holds more investment-grade than non-investment-grade bonds.
MDFIX may be Appropriate for Investors who:
•	Do not wish to have Equity exposure for this portion of their portfolios.
•	Wish to receive a potentially structurally higher cash distribution income than bond alternatives.
•	Wish to take advantage of any alpha that we may be able to generate through discount mean reversion
•	Can tolerate the occasional (and transitory) mark-to-market declines that have historically occurred in such portfolios of Bond closed-end funds during occasional periods of widespread discount widening.
The Fund’s Management team has made significant personal investments in the Fund, and intends to continue these investments, aligning our interests with our investors’ interests. We have also capped the total cash expense ratio at 0.99% through July 31, 2021.
What a difference a year makes! When we launched the Fund on April 30, 2020, the global financial markets had just fallen sharply, and discounts on closed-end funds had widened dramatically, as investors panicking about COVID-19 sold just about everything. At the widest point (March 18th,2020), the average closed-end fund traded at a 21% discount. Although MDFIX had not yet launched as of March 18, 2020, the CEFs we initially purchased within MDFIX from April 30, 2020 through May 31, 2020 were purchased at a very attractive weighted average 16% discount to NAV.

Fast forward to today:
•	Major stock markets have jumped 80+% from those March 2020 lows, with small caps, Energy and tech stocks leading the way.
•	The US economy is likely in its fourth straight quarter of strong recovery, with first quarter GDP clocking in at over 6%, and the unemployment rate back down to 6% (a level it took until late 2014 to move below coming out of the 2008/2009 recession) even with many retail establishments still at least partially closed due to COVID-19 restrictions.
•	Democrats are now in control of both the executive and legislative branches, and the rate of government spending---already high coming into 2021---looks set to gap even higher, with tax cuts for the middle class, stimulus checks, and trillions in “infrastructure” spending.
•	Though the Fund’s underlying portfolio remains attractively discounted---at 9-10% as of quarter end---the average Bond closed-end fund is now slightly less discounted than its long-run average discount.
In brief, we believe the reopening trade is alive and well, as pent-up demand from the American consumer---juiced by government largesse and perpetually low interest rates---is driving up profits, prices, and asset values simultaneously.
As you can see from the nearby table, the Fund performed very well over its first 11 months, both absolutely and in relative terms. Here are the major factors that contributed to the Fund’s performance from 4/30/20-3/31/21:
1.	Most closed-end fund discounts narrowed, and most NAVs increased. For the 11-month period, the average Bond closed-end fund saw its discount narrow by 4.9%. Our trading and fund selection added further value, as discount movement/capture within the Fund contributed over 12 percentage points to our total return.
2.	Our exposure to lower-rated bonds helped returns during the period, as the High Yield benchmark (see nearby table) advanced 16.53%, outpacing investment-grade bonds, where, for example, the Barclays US Aggregate Bond Index lost -1.05%. Note that, although we typically maintain a portfolio with more investment-grade bonds than non-investment-grade bonds (and did so throughout the period), non-investment-grade bonds played, and will continue to play, an important role in our results.
3.	Breaking down our total return into the three main sectors of the Bond market, we had strong positive contributions from all three: Taxable US Bond closed-end funds contributed about 20 percentage points, Foreign Bonds contributed about 4 percentage points, and Muni Bonds contributed about 7 percentage points.
4.	The cash collected by the Fund from underlying closed-end funds totaled about 6.2% during the 11-month period. This is an important, and steady, driver of alpha for the Fund, since we collect this cash effectively “at NAV” from closed-end funds purchased at substantial discounts to NAV. Even in the absence of discount movement, therefore, this factor adds can add alpha.

Average Total Returns
Period ended March 31, 2021	YTD	Six Months	Since Inception 4/30/2020
MDFIX	3.59%	15.42%	31.34%
Bloomberg Barclays US Aggregate Bond Index	-3.37%	-2.73%	-1.05%
Bloomberg Barclays VLI High Yield Total Return Index	0.57%	6.56%	16.53%
FT Taxable Fixed Income CEF Index	4.35%	15.85%	32.10%

The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by calling 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus is 3.24% dated April 3, 2020. The Net Operating Expense for the Fund is 2.61%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund. This contractual arrangement is in effect through July 31, 2021, unless earlier terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Management Outlook
The Fund owns highly discounted closed-end funds across multiple Bond market sectors. On a lookthrough basis, our portfolio of 50 closed-end funds was approximately one-third Muni Bond, one-third Taxable US Bond, and one-third Foreign Bond as of quarter-end. These exposures are in-line with the Fund’s longer-term ranges. Investors can expect each of these sectors to represent between 15% and 45% of our overall portfolio most of the time.

Although the underlying portfolio of the Fund is full of closed-end funds whose discounts are still large (both in absolute terms and compared to their long-term average discount levels), we are opportunistically building approximately 20% cash in the Fund’s portfolio.
To provide more color – going forward, we intend to focus on reducing downside volatility by building some cash (and possibly hedging the Fund’s portfolio in various ways), so that we are prepared with more cash to potentially take advantage of any compelling discount opportunities that may arise. This more conservative and cautious approach, we believe, is appropriate given that Bond closed-end fund discount movement can add downside volatility at times. We believe that this adjusted approach may help reduce stress for our shareholders, and potentially help them avoid making any poor decisions around investment timing.
To be clear, we are not sounding any “top of the market” alarm bells. Far from it. True, Bond closed-end fund universe discounts are currently narrower than their long-run average, but they have been even narrower more than 20% of the time historically. Our portfolio is 9-10% discounted as compared to the Bond closed-end fund universe at 1-2%, and features multiple “special situations” --- closed-end funds with extremely wide discounts which don’t fit into a neat sector theme and, in many cases, possess powerful potential catalysts for future discount narrowing.
Just like the stock market, calling market tops is very difficult, if not impossible. In the closed-end fund markets, typically “discount tops” are marked by multiple years of meandering, narrower-than-average discounts where our income and trading advantage can create excess returns. For example, from early 2010 through mid-2013, Bond closed-end fund universe discounts were nearly always narrower than 2% (in fact, the average discount was 0% for that period). And yet, from January 1, 2010 to April 30, 2013, the Barclays US Agg returned only 21%, while the FT Muni CEF index returned 42%, and the FT Taxable Fixed Income CEF Index returned 54%. During this period, closed-end funds’ structural advantages---low-cost leverage, high cash distributions, and ability to purchase at a discount---drove great absolute and relative performance. The future could certainly be different, and past performance does not guarantee future results, but it is reasonable to assume that today’s low-rate environment could lead to a longer-term period of secular strength for Bond closed-end funds.
In contrast with “discount tops”, “discount bottoms” have been marked by major socio-economic events (the tech wreck of the early 2000’s, the mortgage crisis of 2008, and the recent covid crisis), and have tended to be extremely sharp and short-lived. The “lesson”, if there is one, is that we believe that our own, more opportunistic, hedging and cash decisions within the Fund going forward may remove some of the negative volatility that we are seeking to avoid.
We will continue to focus primarily on diligently capturing inefficiencies created by other participants in the niche, retail-dominated Bond closed-end fund space. As always, we will make our primary decisions based on the attractiveness of the discounts we see, maintaining a balanced allocation across Bond market sectors and overweighting the best opportunities available. With that in mind, here are some of the factors we are keeping an eye on to drive our exposures at the margins:
•
Offsetting the positives of “coiled spring” economic growth and still-low interest rates, the new reality of Democratic control of both the legislative and executive branches should lead to higher taxes for the wealthy, resumed regulation, tighter quarantines, anti-monopoly actions against Big Tech, and, possibly, rising interest rates. This tug-of-war should play out throughout 2021. For example, in the first quarter, the 10-year Treasury rate rose sharply from 0.9% to over 1.7%. The stock market took it in stride, in part because the Fed continues to grow its balance sheet, and also in recognition of the fact that 1.7% is still below the 2.0% average rate on the 10-year over the past 5 years.

•
Muni Bond closed-end funds could benefit as high net worth investors digest President Biden’s recent proposal to raise the cap gains rate and eliminate the step-up provision. At the same time, Muni Bond closed-end funds carry more duration than other Bond closed-end funds, and therefore more risk in case the economic recovery is “too strong” or inflation spikes, putting more upward pressure on rates.

•
Most foreign bonds trade at more attractive yields than US bonds with equivalent risk, and we are therefore, not surprised that some of the most attractively discounted Bond closed-end funds are in the unloved Foreign and EM space. Given our view that the US dollar is more likely to weaken than strengthen over the next few years (given purchasing power parity and other factors), we expect Foreign/EM Bond closed-end funds to continue to feature prominently in our portfolio.

•
Short-term interest rates remain near record lows, and the Fed has committed to zero rates for the foreseeable future, even stating explicitly that they will allow inflation to run above 2% “for a time” (should that ever come to pass). In our view, Bond closed-end funds’ structural advantages (easy and cheap borrowing, paired with high and largely sustainable cash distributions) mean they could be found by an increasing number of investors who ignore them now. Discounts could therefore narrow for secular reasons for years to come.

We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://matissefunds.com/ for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Bond CEF Strategy and our investment approach.
Sincerely,

Eric Boughton, CFA Portfolio Manager Matisse Funds	Bryn Torkelson Founder & CIO Matisse Funds

(RCMAT0321009)

Matisse Discounted Bond CEF Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021

Comparison of the Change in Value of a $10,000 Investment
This graph assumes an initial investment of $10,000 at April 30, 2020 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Matisse Discounted Bond CEF Strategy versus the Fund's benchmark index, the Bloomberg Barclays VLI High Yield Total Return Index.  Other indices shown are the Bloomberg Barclays U.S. Aggregate Total Return Bond Index and the FT Taxable Fixed Income CEF Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Total Returns

	For the Fiscal Period Ended	Three	Six	Since
	March 31, 2021	Months	Months	Inception*(a)
	Institutional Class Shares	3.59%	15.42%	31.34%
	Bloomberg Barclays U.S. Aggregate Bond Index	-3.37%	-2.73%	-1.05%
	Bloomberg Barclays VLI High Yield Total Return Index	0.57%	6.56%	16.53%
	FT Taxable Fixed Income CEF Index	4.35%	15.85%	32.10%

*	The Inception Date of the Fund is April 30, 2020.
(a) Not annualized.

				(Continued)

Matisse Discounted Bond CEF Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through July 31, 2021.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the estimated expenses would be 3.24% per the Fund’s most recent prospectus dated April 3, 2020.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Matisse Discounted Bond CEF Strategy

Schedule of Investments

As of March 31, 2021
		Shares	Value (Note 1)

CLOSED-END FUNDS - 104.55%
	Aberdeen Asia-Pacific Income Fund Inc	178,000	$728,020
	AllianceBernstein Global High Income Fund, Inc.	1,318	15,618
	Angel Oak Dynamic Financial Strategies Income Term Trust	47,000	885,950
	Angel Oak Financial Strategies Income Term Trust	45,000	783,900
	Apollo Senior Floating Rate Fund, Inc.	53,000	787,580
	Apollo Tactical Income Fund, Inc.	53,570	797,122
(a)	Ares Dynamic Credit Allocation Fund, Inc.	54,000	811,620
	Barings Global Short Duration High Yield Fund	18,888	303,719
	BlackRock California Municipal Income Trust	50,361	723,184
	BlackRock Floating Rate Income Trust	6,700	83,817
	BlackRock MuniYield New Jersey Fund, Inc.	49,545	718,898
	Blackstone Long-Short Credit Income Fund	34,700	490,658
	Blackstone Senior Floating Rate Term Fund	732	11,390
	Blackstone Strategic Credit Fund	39,000	519,870
(a)	BrandywineGLOBAL Global Income Opportunities Fund, Inc.	68,000	820,080
	Credit Suisse High Yield Bond Fund	70,000	168,700
	Delaware Investments Minnesota Municipal Income Fund II, Inc.	44,793	590,820
	Delaware Investments National Municipal Income Fund	4,459	58,502
	DTF Tax-Free Income, Inc.	48,000	688,800
	DWS Strategic Municipal Income Trust	40,029	473,543
	Eaton Vance California Municipal Income Trust	57,800	765,879
	First Eagle Senior Loan Fund	24,509	351,459
	First Trust High Yield Opportunities 2027 Term Fund	11,510	228,473
(a)	Highland Income Fund	87,000	964,830
	Invesco High Income Trust II	8,000	111,360
	Invesco Pennsylvania Value Municipal Income Trust	55,615	725,776
	Invesco Trust for Investment Grade New York Municipals	14,300	187,473
	Ivy High Income Opportunities Fund	41,193	561,872
	KKR Income Opportunities Fund	48,788	771,826
(a)	Morgan Stanley Emerging Markets Debt Fund, Inc.	87,000	779,520
(a)	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	120,000	722,400
(a)	Neuberger Berman California Municipal Fund, Inc.	63,000	851,130
	Neuberger Berman New York Municipal Fund, Inc.	62,471	768,393
	Nuveen AMT-Free Municipal Value Fund	13,470	221,986
	Nuveen Credit Strategies Income Fund	31,249	203,118
	Nuveen Georgia Quality Municipal Income Fund	1,155	15,027
	Nuveen Global High Income Fund	38,103	589,453
	Nuveen Mortgage and Income Fund	41,000	850,750
(a)	Nuveen New Jersey Quality Municipal Income Fund	54,000	781,920
	Nuveen New York Municipal Value Fund 2	1,944	28,538
	Nuveen Ohio Quality Municipal Income Fund	20,608	321,485
(a)	Nuveen Short Duration Credit Opportunities Fund	58,000	818,960
(a)	PGIM Global High Yield Fund, Inc.	52,000	775,840
	RiverNorth Specialty Finance Corp.	44,109	789,547
(a)	Templeton Emerging Markets Income Fund	95,000	700,150
	The New America High Income Fund, Inc.	52,764	478,042
			(Continued)

Matisse Discounted Bond CEF Strategy

Schedule of Investments - Continued

As of March 31, 2021
		Shares	Value (Note 1)

CLOSED-END FUNDS - Continued
Vertical Capital Income Fund		41,700	$429,510
Wells Fargo Income Opportunities Fund		329	2,777
Western Asset Inflation-Linked Opportunities & Income Fund		38,300	465,728
Western Asset Intermediate Muni Fund, Inc.		4,147	38,525

Total Closed-End Funds (Cost $23,517,894)			25,763,538

SHORT-TERM INVESTMENT - 0.79%
§	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01%	195,279	195,279

Total Short-Term Investment (Cost $195,279)			195,279

Investments, at Value (Cost $23,713,173) - 105.34%			$25,958,817

Liabilities in Excess of Other Assets - (5.34)%			(1,316,534)

Net Assets - 100.00%			$24,642,283

(a)	Securities pledged as collateral for margin/borrowings.
§ Represents 7 day effective SEC yield.

Summary of Investments
	% of Net
	Assets	Value
Closed-End Funds	104.55%	$25,763,538
Short-Term Investment	0.79%	195,279
Liabilities in Excess of Other Assets	-5.34%	(1,316,534)
Total Net Assets	100.00%	$24,642,283

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Assets and Liabilities

As of March 31, 2021

Assets:
Investments, at value (cost $23,713,173)	$25,958,817
Cash (a)	25,101
Receivables:
Fund shares sold	530
Dividends and interest	58,246
Prepaid Expenses:
Registration and filing expenses	12,951
Fund accounting fees	2,219

Total assets	26,057,864

Liabilities:
Due to broker	1,000,010
Payables:
Investments purchased	374,838
Accrued expenses:
Professional fees	24,945
Advisory fees	4,695
Shareholder fulfillment expenses	3,665
Custody fees	2,187
Transfer agent fees	1,848
Interest expense	1,285
Security pricing fees	694
Insurance fees	389
Trustee fees and meeting expenses	375
Administration fees	362
Miscellaneous expenses	186
Compliance fees	102

Total liabilities	1,415,581

Net Assets	$24,642,283

Net Assets Consist of:
Paid in Interest	$22,044,033
Distributable Earnings	2,598,250

Net Assets	$24,642,283

Institutional Class shares outstanding, no par value (unlimited authorized shares)	1,982,269
Net Assets	$24,642,283
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$12.43

(a) Cash pledged as collateral for margin/borrowings at Broker.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Operations

For the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021

Investment Income:
Dividends	$795,737

Total Investment Income	795,737

Expenses:
Advisory fees (note 2)	97,643
Professional fees	33,500
Fund accounting fees (note 2)	27,579
Administration fees (note 2)	26,609
Registration and filing expenses	24,403
Transfer agent fees (note 2)	19,348
Custody fees (note 2)	12,586
Shareholder fulfillment expenses	12,135
Trustee fees and meeting expenses (note 3)	8,375
Security pricing fees	5,565
Insurance fees	4,486
Compliance fees (note 2)	3,769
Miscellaneous expenses (note 2)	2,086
Interest expense (Note 8)	1,285

Total Expenses	279,369

Advisor fees waived (note 2)	(97,643)
Expenses reimbursed by Advisor (note 2)	(42,296)

Net Expenses	139,430

Net Investment Income	656,307

Realized and Unrealized Gain on Investments:

Net realized gain from:
Investments	634,706
Capital gain distributions from underlying funds	10,382
Total net realized gain	645,088

Net change in unrealized appreciation on investments	2,245,644

Net Realized and Unrealized Gain on Investments	2,890,732

Net Increase in Net Assets Resulting from Operations	$3,547,039

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Changes in Net Assets

For the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021

Operations:
Net investment income		$656,307
Net realized gain from investment transactions		634,706
Capital gain distributions from underlying funds		10,382
Net change in unrealized appreciation on investments		2,245,644

Net Increase in Net Assets Resulting from Operations		3,547,039

Distributions to Shareholders:
Institutional Class Shares		(948,789)

Decrease in Net Assets Resulting from Distributions		(948,789)

Beneficial Interest Transactions:
Shares sold		23,024,843
Reinvested dividends and distributions		944,970
Shares repurchased		(1,925,780)

Increase from Beneficial Interest Transactions		22,044,033

Net Increase (Decrease) in Net Assets		24,642,283

Net Assets:
Beginning of Period		-
End of Period		$24,642,283

Share Information:
Institutional Class Shares	Shares	Amount
Shares sold	2,063,413	$23,024,843
Reinvested dividends and distributions	80,114	944,970
Shares repurchased	(161,258)	(1,925,780)
Net Increase in Shares of Beneficial Interest	1,982,269	$22,044,033

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Financial Highlights

For a share outstanding during the initial period from April 30, 2020
(Date of Initial Public Investment) through March 31, 2021	Institutional Class Shares

Net Asset Value, Beginning of Period	$ 10.00

Income from Investment Operations
Net investment income (e)	0.51
Net realized and unrealized gain
on investments	2.56

Total from Investment Operations	3.07

Less Distributions:
Dividends (from net investment income)	(0.64)

Total Distributions	(0.64)

Net Asset Value, End of Period	$ 12.43

Total Return	31.34%	(c)

Net Assets, End of Period (in thousands)	$ 24,642

Ratios of:
Interest Expense to Average Net Assets	0.01%	(b)
Gross Expenses to Average Net Assets (a)	2.00%	(b)(d)
Net Expenses to Average Net Assets (a)	1.00%	(b)(d)
Net Investment Income to Average
Net Assets (a)	4.71%	(a)(b)

Portfolio turnover rate	37.27%	(c)

(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(b) Annualized.
(c) Not annualized.
(d) Includes interest expense.
(e) Calculated using the average shares method.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2021

1.  Organization and Significant Accounting Policies

The Matisse Discounted Bond CEF Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Deschutes Portfolio Strategies, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of total return with an emphasis on providing current income by principally investing in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940.  The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares.  There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2021 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$25,763,538	$25,763,538	$-	$-
Short-Term Investment	195,279	195,279	-	-
Total Assets	$25,958,817	$25,958,817	$-	$-

(a)	The Fund had no Level 3 securities as of the initial period ended March 31, 2021.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

Risk Considerations

Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund's actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund's NAV and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2021

Fund of Funds Risk. The Fund is a "fund of funds." The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses. The Fund's performance depends in part upon the performance of the funds' investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

Fixed Income Securities Risk. When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income 6 securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in 7 December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.

2.  Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.70% of the Fund’s average daily net assets.  For the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021, $97,643 in advisory fees were incurred, all of which were waived and $42,296 of other expenses were reimbursed by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2021.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2021

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. For the period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021, the Administrator received $2,086 in miscellaneous expenses.

A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate	(Average monthly)	Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $26,609 in administration fees, $12,586 in custody fees, and $27,579 in fund accounting fees for the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2021

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

4.  Purchases and Sales of Investment Securities

For the initial period ended March 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$29,111,723	$6,060,970

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions during the initial period ended March 31, 2021 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the initial period, the Fund did not incur any interest or penalties.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2021

Distributions during the period ended were characterized for tax purposes as follows:

March 31, 2021
Ordinary Income	$ 830,568
Tax Exempt Income	118,221
Total Income Distribution	$ 948,789

At March 31, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 23,713,173

Unrealized Appreciation	2,267,414
Unrealized Depreciation	(21,770)
Net Unrealized Appreciation	$ 2,245,644

Ordinary Income Spillback	342,224
Long-Term Capital Gain Spillback	10,382

Distributable Earnings	$ 2,598,250

6.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2021, Charles Schwab & Co., Inc. held 85.74% of the Fund.  The Fund has no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Co., Inc. are also owned beneficially.

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Borrowings

The Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.50% on the first $100,000, the Federal Funds rate plus 1.00% on the next $900,000, the Federal Funds rate plus 0.50% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.30% on balances greater than $3,000,000. The average borrowing during the fiscal year ended March 31, 2021 was $289,192, and the average interest rate during the same period was 1.17%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had $1,000,010 in borrowings as of the fiscal period ended March 31, 2021.  Total interest expense for the fiscal period was $1,285 as reflected in the Statement of Operations.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2021

9.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Matisse Discounted Bond CEF Strategy

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Matisse Discounted Bond CEF Strategy, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statement of operations and changes in net assets and the financial highlights for the period April 30, 2020 (date of initial public investment) to March 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period April 30, 2020 to March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
May 26, 2021

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal period.  The following information is provided for the Fund’s initial period ended March 31, 2021.

During the initial period, the Fund paid $948,789 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from October 1, 2020 through March 31, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2021

Institutional Class Shares	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,154.18	$5.32
	$1,000.00	$1,020.00	$4.99
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 0.99%, multiplied by the number of days in the initial period divided by the number of days in the fiscal year (to reflect the six month period).

5.    Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended March 31, 2021 from the Fund for their services to the Fund and Trust.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor.	12
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Hillman Capital Management Investment Trust for all its series from 2009 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present, Leeward Investment Trust for all its series from 2018 to present, and WST Investment Trust for all its series from 2013 to present, (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	12
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, Leeward Investment Trust for all its series from 2011 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	12	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	12	None.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

Matisse Discounted Bond CEF Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863	Telephone: 503-210-3001

World Wide Web @: ncfunds.com	World Wide Web @: matissefunds.com

Item 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).
Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy (the “Funds”), each a series of the Trust, for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Accountant”), for the audit of the Funds’ financial statements or services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Funds	March 31, 2020	March 31, 2021
Matisse Discounted Closed-End Fund Strategy	$12,250	$12,250
Matisse Discounted Bond CEF Strategy	$0	$12,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2020 and March 31, 2021 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Funds	March 31, 2020	March 31, 2021
Matisse Discounted Closed-End Fund Strategy	$2,000	$2,500
Matisse Discounted Bond CEF Strategy	$0	$2,000

(d)
All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2020 and March 31, 2021 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the Matisse Discount Closed-End Fund Strategy for services rendered for the fiscal years ended March 31, 2020 and March 31, 2021 were $2,000 and $2,500, respectively. Aggregate non-audit fees billed by the Accountant to the Matisse Discounted Bond CEF Strategy for the fiscal years ended March 31, 2020 and March 31, 2021 were $0 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the Funds’ investment adviser, or any other entity controlling, controlled by, or under common control with the Funds’ investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	June 9, 2021

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date:	June 9, 2021